UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 16, 2012

Harvest Natural Resources, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-10762	77-0196707
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1177 Enclave Parkway, Suite 300, Houston, Texas		77077
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 281-899-5700

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Harvest Natural Resources, Inc.’s President and Chief Executive Officer James A. Edmiston will present the attached material at Independent Petroleum Association of America (IPAA) Oil and Gas Investment Symposium in New York at 2:00 p.m. EDT on Monday, April 16, 2012.

The live audio webcast of the presentation and accompanying materials can be accessed at Harvest’s website at www.harvestnr.com by clicking on the Investor Relations tab, then the Webcasts and Presentation tab.

Item 9.01	Financial Statements and Exhibits.

Exhibits.

99.1 Presentation of Company material entitled “IPAA Oil and Gas Investment Symposium, April 16th - 18th, 2012”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Harvest Natural Resources, Inc.

April 16, 2012	By:	Keith L. Head
		Name:	Keith L. Head
		Title:	Vice President and General Counsel

Exhibit Index

Exhibit No.	Description

99.1	Presentation of Company material entitled “IPAA Oil and Gas Investment Symposium, April 16th - 18th, 2012”.